SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2004

PEREGRINE SYSTEMS, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-22209	95-3773312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3611 VALLEY CENTRE DRIVE, SAN DIEGO, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 481-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.  Other Events

We are disclosing the following information regarding our internal control structure and procedures for financial reporting pursuant to the terms of our supplemental consent and undertaking with the United States Securities and Exchange Commission.  The consent and undertaking relates to a judgment that was entered on July 23, 2003 by the United States District Court for the Southern District of California in response to a complaint filed by the Securities and Exchange Commission.  The consent and undertaking requires us to, among other things, make a public statement that fully and accurately discloses the current condition of our internal control structure and procedures for financial reporting.  In the consent and undertaking, we undertook to comply with the rules regarding management’s report on internal controls over financial reporting, implementing Section 404 of the Sarbanes-Oxley Act of 2002 (SOX 404), including an assessment of the effectiveness of our internal control over financial reporting, as if those rules applied to our financial reporting for the fiscal year ending March 31, 2004.  The consent and undertaking allowed us to request an extension from the Chief Accountant of the Division of Enforcement of the Securities and Exchange Commission if the applicable rules and standards for our compliance with SOX 404 were not promulgated by February 28, 2004.  We requested and were granted an extension for complying with this provision of the consent and undertaking until October 15, 2004, 120 days after final Securities and Exchange Commission approval of the rules and standards for compliance with SOX 404 were adopted.  Additionally, the Securities and Exchange Commission agreed to modify the requirements of the consent and undertaking so that our independent auditors are not required to attest to this assessment of our internal controls.

ASSESSMENT OF THE EFFECTIVENESS OF OUR INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management has concluded that our internal control over financial reporting was not effective as of March 31, 2004, and is not effective as of the date of this report.  Our management has concluded that significant deficiencies, including material weaknesses in our internal controls over financial reporting, existed as of March 31, 2004 and continue to exist as of the date of this report.  Management’s conclusion is based on a number of factors, including:

•                                          the fact that we cannot yet prepare timely financial information and, therefore, we were not filing the periodic reports during fiscal 2004 on a timely basis, and we continue to be unable to file our periodic reports on a timely basis;

•                                          our difficulty in assembling all relevant contemporaneous documentation for significant transactions;

•                                          the significant turnover in management and our finance staff that we experienced during fiscal 2004; and

•                                          the other factors described below.

Our management acknowledges its responsibility for establishing and maintaining adequate internal control over financial reporting that includes effective accounting policies and procedures.  Our progress in establishing such adequate internal controls is described below.

In view of the weaknesses in our internal controls over financial reporting, we devote a significant amount of time and resources to the analysis of our financial statements. In particular, we review all significant account balances and transactions reflected in our financial statements and otherwise analyze the transactions underlying our financial statements to verify the accuracy of our financial statements.

A control system can provide only reasonable, not absolute, assurance that the objectives of the control system are met.  Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected.  Additionally, judgments in decision-making can be faulty and breakdowns in internal controls can occur because of simple errors or mistakes that are not detected on a timely basis.

Current Condition of Internal Controls Over Financial Reporting

The following is our management’s assessment of the material weaknesses and significant deficiencies in our internal control over financial reporting, including a discussion of the status of the material weaknesses and significant deficiencies raised by the Securities and Exchange Commission in the civil action it filed against us in June 2003.

Accounting Policies and Procedures

Our accounting policies and procedures are not adequately documented.  Furthermore, our accounting procedures are not comprehensive in scope and fail to address adequately a number of material areas. In addition, personnel have not been adequately trained regarding accounting policies and procedures.  The lack of comprehensive formal procedures and adequate training increases the risk that a transaction will not be accounted for consistently and in accordance with established policy or generally accepted accounting principles.  We are in the process of developing, documenting, communicating and implementing formalized accounting policies and procedures.  As previously disclosed, we have undertaken a project specifically focusing on our internal controls and procedures, including compliance with the requirements of the Sarbanes-Oxley Act of 2002.  RSM McGladrey, Inc., a global accounting firm, is assisting us with this project to identify and develop effective accounting policies and procedures.  We have categorized the project into six phases: risk assessment, documentation, recommendations, remediation, internal testing and external testing.

Risk Assessment.  In March 2004, RSM McGladrey assisted us in completing a detailed risk assessment of internal controls and procedures in the Company’s North American and Europe, Middle East and Africa (EMEA) operations under the evaluation guidelines of the 1992 Committee of Sponsoring Organizations of the Treadway Commission.

Documentation.  We have developed a worldwide, formally documented revenue recognition policy, which our chief financial officer approved.  As of October 8, 2004, our finance staff, with assistance from RSM McGladrey, had substantially completed the documentation of the other policies, processes and controls that currently exist for our North American operations and the documentation of policies, processes and controls that currently exist for our EMEA operations was approximately 90% complete.  We have concluded that our Asia Pacific and Latin American operations are immaterial for purposes of this portion of the project.

Recommendations.  RSM McGladrey has substantially completed the recommendations phase for North American operations, and is awaiting final input from the EMEA operations to complete recommendations for those operations. The remediation required by the recommendations for the North America operations and the EMEA operations is extensive and will require significant work and time commitments.

Remediation.  Progress on remediation has been hindered to date by insufficient resources and significant turnover in our finance organization.  In August 2004, we hired a new executive vice president, Kenneth Saunders, to direct initiatives aimed at improving our financial operations and infrastructure. Mr. Saunders succeeded David Sugishita, who left Peregrine in July 2004.  Mr. Saunders is expected to assume responsibilities as chief financial officer by the end of October 2004, succeeding Ken Sexton, our current chief financial officer.  Mr. Sexton will remain with us as an executive vice president during a transition period that will end no later than October 31, 2004.  In August 2004 we also hired a new vice president of finance and chief accounting officer, Russell Clark, and a new internal auditor, Julie Bahadori.  Ms. Bahadori reports directly to the Audit Committee of our Board of Directors and replaces our former internal auditor, who left the company in June 2004.  Between the time our former internal auditor left and Ms. Bahadori joined us, the internal audit functions were handled on an interim basis by our compliance officer, John Skousen, who reports directly to our Corporate Governance and Nominating Committee for his compliance responsibilities and who reported to the Audit Committee for internal audit responsibilities.  RSM McGladrey assists us with our internal audit functions and, for these internal audit functions, reports directly to our Audit Committee.  Additionally, we have hired two managers of business processes and controls that are directly responsible for managing the project. With our new personnel, we expect to progress more effectively on the remediation phase of the project.

Internal and External Testing.  After the remediation phase is complete, certain policies, processes, procedures and controls must operate effectively for a period of time and will need to be tested by management to confirm operating effectiveness before management will be in a position to conclude that our internal control over financial reporting is effective.

Given the number of specific recommendations and the length of time required for remediation, as well as for internal and external testing, it is unlikely that we will be able to conclude that our internal controls over financial reporting are effective as specified by the Sarbanes-Oxley Act with respect to our fiscal year ending March 31, 2005 and, even if we are able to reach such a conclusion, we will not have done so in time to allow our independent auditors an opportunity to test our internal controls to determine whether they can provide an attestation that our internal controls are effective as specified by the Sarbanes-Oxley Act.

Period-End Accounting Closing Procedure

After our announcement of accounting improprieties in May 2002, we began preparing our restatement of fiscal years 2000 and 2001 and the first three quarters of fiscal 2002 (that is, the period from April 1999 through December 2001).  From the time of our announcement, while we were preparing our restatement and our financial statements for periods after the restatement period, we conducted quarterly closings and performed account reconciliations of material balance sheet accounts for each quarter, but not on a timely basis.  We also have not produced complete monthly management reports or have not produced them on a timely basis.  As a result, it has been more difficult to resolve account differences and isolate them when they have occurred.  Furthermore, because complete monthly management reports were not prepared or not prepared on a current basis, they were not reviewed by the operations managers against budgeted results for which the managers were responsible.  In addition, most closing procedures are currently not documented.  To correct this, we need to complete the preparation of our financial statements for prior periods and establish and document formal closing procedures for use in future periods.  We have hired several new financial managers and staff to assist in implementing these changes.  However, because of our significant effort focused on completing our consolidated financial statements for fiscal 2003 and 2004, we have not made significant progress in creating formal period-end accounting procedures.

Account Reconciliation

Historically, most general ledger accounts have not been reconciled to the detailed subsidiary ledgers on a timely basis.  Furthermore, deviations noted in the reconciliation process have not been properly corrected on a timely basis.  We need to reconcile general ledger accounts to the detailed subsidiary ledgers on a more timely basis and document the procedures for doing so.  For fiscal 2004, we are well along in the process of reconciling the general ledger accounts to the detailed subsidiary ledgers.  However, we have not yet established and documented procedures to periodically perform these reconciliations on a timely basis.

Financial Reporting System

Historically, our automated financial reporting systems have been overly complex, poorly integrated and inconsistently implemented.  As a result, preparation of financial statements has required multiple steps, including manual reconciliation of most accounts, and extensive management review.  Many of our critical systems necessary to generate revenue information remain off-line and are not integrated with our standard accounting system, PeopleSoft.  In addition, we have operated different versions of PeopleSoft in Europe and in the United States, making integration of international financial information more cumbersome.  To bridge this gap, we implemented additional management review and reconciliation processes for certain material account balances, but these management reviews do not eliminate the risk of inaccurate or incomplete information resulting from having used manual processes.  In fiscal 2004, we upgraded our PeopleSoft system enabling us to operate our major financial operations on a common platform worldwide.  We have implemented other measures, including updating our processes so that billing and accounts receivable are handled in a consistent manner in North America and Europe, and standardizing our worldwide product master and invoice forms.  We also purchased a new software application to address issues with consolidated reporting and budgeting and we are in the process of implementing this new application.  We need to prioritize and implement additional planned systems improvements.  In addition, we hired a chief information officer in March 2004 to oversee our financial reporting and other information systems and to expand and improve our information technology department.

Sales Order Processing System

Historically, our sales order processing system has not been integrated and has required that transaction information be recorded by several individuals and entered into several databases.  We need to improve the sales order process and system.  Our financial management has had to devote substantial efforts to re-checking information to ensure revenue information is correct.  We have evaluated improvements to the recording of our transactions, including simplifying business processes.  A standardized sales order configuration and pricing tool was implemented worldwide in January 2004.  A standard product list has been implemented for all quotes, contracts and invoices.  These tools will assist in correctly processing licensing transactions. We also are in the process of creating a standardized order management process for sales of maintenance and professional services.

Assembly of Information Supporting Revenue Recognition

We currently do not have a formal practice of completing revenue recognition checklists.  Such checklists would document timely analyses of revenue allocations in multiple element arrangements and inventory sales information (e.g., contract execution by both parties, evidence of product delivery, documentation of receipt of cash) supporting revenue recognition.  The lack of a formal process for gathering such information at the time of sale causes delays in preparing timely financial results as added resources are required to assemble and evaluate such information prior to publishing our financial statements.

Management Reporting and Analysis

Financial reports are not widely disseminated within the organization because they are not prepared on a timely basis. Our corporate subsidiary structure is unnecessarily complex and the historical consolidation process has not been properly documented. We have begun to simplify our corporate structure and have prepared detailed budgets by department. We plan to formalize and document our consolidation and budget reporting processes. We believe that the simplification of the business structure will improve the timeliness and quality of management reporting.

Staffing and Training of Finance Personnel

There has been substantial turnover in finance personnel. Our finance operations have been understaffed and personnel lack comprehensive accounting policies and procedures to follow. In addition, personnel need to be further trained on our procedures. We continue to hire, train and supervise finance personnel. We have begun to develop more formal policies and procedures.  As discussed in more detail above, in August 2004, we hired a new executive vice president, Kenneth Saunders, to direct initiatives aimed at improving our financial operations and infrastructure.  Mr. Saunders is expected to assume responsibilities as chief financial officer by the end of October 2004, succeeding Ken Sexton, our current chief financial officer.  In August 2004 we also hired a new vice president of finance and chief accounting officer, Russell Clark, and a new internal auditor, Julie Bahadori.

Segregation of Duties/Responsibilities and Management Review

Historically, our accounting personnel have been responsible for posting and reconciling accounts under their control without any independent review. We need to implement procedures to segregate duties and restrict user-access to certain applications, where appropriate. These procedures need to ensure that management personnel with appropriate knowledge and understanding review reconciliations and other financial information. In addition, we need to designate individuals to take responsibility for the review of key accounts and preparation of account analyses, with timely management review.

Contract Management

There have been, and continue to be, deficiencies in contract management. We lack formal policies and procedures that sufficiently address, among other things, signature authority and approval thresholds, as well as notification, security and retention requirements. We need to implement a system of contracts management and control policies and procedures.

Matters Raised by the Securities and Exchange Commission in its June 2003 Civil Action

Revenue Recognition

The Securities and Exchange Commission’s June 2003 civil action states that during fiscal years 2000 and 2001 and the first three quarters of fiscal 2002, several issues with respect to revenue recognition resulted in the overstatement of our reported revenue. Our consolidated financial statements that include the restatement period, our consolidated financial statements for the fiscal year ended March 31, 2003, and our condensed consolidated interim financial statements for the quarter ended June 30, 2003 have been properly prepared to, among other things, address all of these revenue recognition matters.  Our financial statements for subsequent prior periods are being prepared now and will be filed as soon as reasonably practicable.  Specifically, the Securities and Exchange Commission raised concerns with respect to the following:

Sales Through Resellers.  The civil action states that for many of our transactions involving third-party resellers, revenue was recognized when products were sold to the resellers despite the existence of undisclosed oral or written side agreements that created contingencies on the resellers’ payment obligations to Peregrine.  In some cases, these side agreements obligated Peregrine to locate end-user customers for a reseller or simply allowed a reseller to back out of the contract.  Other side agreements obligated Peregrine to pay the reseller in an amount equal to the reseller’s payment obligation to Peregrine.  Our current revenue recognition policy allows us to recognize revenue from resellers only with evidence that the reseller sold the products to the end-user customer.

Side Letters or Sales Contract Amendments.  The civil action states that many transactions employed side letters or sales contract amendments that were not disclosed to our independent auditors and that contained conditions or contingencies, resulting in the recognition of revenue even though purchase commitments with end-user customers and resellers were not fixed and were subject to these conditions and contingencies. Our current revenue recognition policy and our code of conduct specifically prohibit these activities and our sales personnel are required to certify their compliance with these requirements on a periodic basis.

Reciprocal Transactions.  The civil action states that we engaged in a number of reciprocal transactions related to acquisitions, investments and sales to customers for the primary purpose of improperly inflating our revenues. Our current revenue recognition policy specifically addresses this issue.

Fiscal Period End Cut-off.  The civil action states that numerous transactions were recorded as revenue in a given fiscal period although sales orders were not completed until after the end of the period. Our current revenue recognition policy requires strict adherence to fiscal end period cut-offs. We have established practices and intend to formally document written procedures to minimize the possibility of material revenue items being recorded in the wrong period.  However, in connection with our detailed period-end reviews, we occasionally discover revenue recorded in inappropriate periods that requires adjustment.

Compliance and Internal Audit Functions.

The Securities and Exchange Commission maintained that we lacked certain internal audit and compliance functions, including specified board committees, compliance officers, training capabilities and a code of conduct. We have addressed each of these deficiencies. Our Board of Directors has established a Corporate Governance and Nominating Committee and an Audit Committee, both of which consist solely of independent directors. We have named a corporate compliance officer and hired an internal auditor.  Our internal auditor has developed an internal audit plan to assess on a quarterly basis our internal accounting control structure and policies, including those related to revenue recognition, receivables financing, and write-offs. Our compliance officer has conducted training with respect to our revenue recognition policy for senior management, finance personnel and sales personnel.  Finally, we have adopted a code of conduct that applies to all personnel and our Board and we have completed the process of training our employees about the code.

Accounts Receivable

The civil action states that we sold, or factored, accounts receivable and recorded these factoring transactions improperly. Many accounts receivable balances arising from these improperly recorded transactions were written off inappropriately by being charged to bad debt expense, cost of acquisitions or accrued liabilities.  All of these factor loans were entered into prior to May 2002 and have been properly disclosed and presented.  We have not factored receivables since May 2002 and have no current plans to enter into new factor loans. We created and implemented a formalized accounting policy and procedure addressing bad debt write-off.

Mergers and Acquisitions

The civil action states that we did not properly account for certain business acquisitions. Our consolidated financial statements from the restatement period have been properly restated to address this matter. We must better document formal accounting policies and procedures to ensure acquisitions are properly transacted, observing applicable accounting standards. We will develop policies and procedures with respect to accounting for acquisitions.  We have not completed any mergers or acquisitions since our financial results were restated.

Stock Option Accounting

The civil action states that our past stock option grant practices resulted in many employee stock options being granted with exercise prices that were below market value on the date of grant, and we did not properly account for stock option grants and modifications to those stock options. Our consolidated financial statements from the restatement period and subsequent periods properly address these matters. We have implemented new policies and procedures relating to accounting for stock options.

FORWARD LOOKING STATEMENTS

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans and intentions of the company regarding plans for its internal controls and procedures for financial reporting.  These statements relate to expectations about future events or results and are based upon information available to the company as of today’s date.  These forward-looking statements are not guarantees of the future performance of the company and actual events or results may vary materially from the events and results discussed in this report or in any other forward-looking statements made by or on behalf of the company.  The company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

RISK FACTORS

As described in this report, the company has significant deficiencies, including material weaknesses, in its internal controls over financial reporting.  Until the company’s periodic reports are current, investors will not have current financial information.  For this reason and based on the other risk factors described in the company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003 filed April 30, 2004, the company believes trading in its securities at this time is highly speculative and involves a high degree of risk.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2004	PEREGRINE SYSTEMS, INC.

	By:	/s/ Ken Sexton
Ken Sexton
Executive Vice President and Chief Financial Officer